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                            VISTA CAPITAL ADVANTAGE

                INTERNATIONAL EQUITY VARIABLE ANNUITY PORTFOLIO
               U.S. GOVERNMENT INCOME VARIABLE ANNUITY PORTFOLIO

                         SUPPLEMENT DATED JULY 1, 2002
                   TO THE PROSPECTUS DATED DECEMBER 31, 2001

    The first sentence under the heading "The Portfolio's Main Investment Strategy" for the International Equity Variable Annuity Portfolio is hereby deleted in its entirety and replaced with the following:

    "Under normal conditions, the Portfolio will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Portfolio invests in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies."

    The following sentence should be added at the end of the ninth paragraph under the same heading:

    "Derivatives may also be used as a substitute for securities in which the Portfolio can invest."

    The first sentence under the heading "The Portfolio's Main Investment Strategy" for the U.S. Government Income Variable Annuity Portfolio is hereby deleted in its entirety and replaced with the following:

    "Under normal conditions, the Portfolio will invest at least 80% of the value of its Assets in U.S. Government Investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. U.S. Government Investments are debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and repurchase agreements involving these securities."

                                                                    SUP-VAPR-602